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[LOGO] METLIFE(R)
                                                                                        Contract Number (if assigned)
                                                                                                                      --------------

APPLICATION FOR VARIABLE ANNUITY                                                                              PREFERENCE PREMIER(SM)

METROPOLITAN LIFE INSURANCE COMPANY . 200 Park Avenue, New York, NY 10166-0188

SECTION I - OWNER(S) The Individual Owner will be the Annuitant unless Section II - Annuitant is completed.

     For each Owner that is a Non-US Citizen or a Non-US Permanent Legal Resident, complete the VA NON US SUPPLEMENT form.

[_]  INDIVIDUAL OWNER - First Name                              Middle Name                               Last Name

     --------------------------------------------------------   ---------------------------------------   --------------------------
     Permanent Street Address                                   City                                      State        Zip

     --------------------------------------------------------   ---------------------------------------   ----------   -------------
     Sex: [_] Male      Date of Birth                           Social Security Number                    Primary Phone Number
          [_] Female
                        -------------------------------------   ---------------------------------------   --------------------------
     E-Mail Address

     -------------------------------------------------------------------------------------------------------------------------------
     Form of ID:   [_] U.S. Driver's License   [_] Passport     Country of Legal Residence                Country of Citizenship
                   [_] Government Issued Photo ID
                                                                ---------------------------------------   --------------------------
     Issuer of ID                            ID Number          ID Issue Date (if any)                    ID Expiration Date

     ------------------------------------    ----------------   ---------------------------------------   --------------------------
     Name of Employer                                           Position/Title

     --------------------------------------------------------   --------------------------------------------------------------------
     Employer Street Address                                    Employer City                             State        Zip

     --------------------------------------------------------   ---------------------------------------   ----------   -------------
     Are you or an immediate family member associated with a FINRA member firm?   [_]  Yes   [_]  No

[_]  TRUST - Trust Name                                         Date of Trust                             Tax ID Number

     --------------------------------------------------------   ---------------------------------------   --------------------------
     Trustee Permanent Address                                  City                                      State        Zip

     --------------------------------------------------------   ---------------------------------------   ----------   -------------
     If Owner is TRUST complete         Primary Phone Number    E-Mail Address
     Trustee Certification form.
                                        ---------------------   --------------------------------------------------------------------
JOINT OWNER - First Name                Middle Name             Last Name

-------------------------------------   ---------------------   --------------------------------------------------------------------
[_]  Permanent Street Address same as Owner

Permanent Street Address                City                                                              State        Zip

-------------------------------------   ----------------------------------------------------------------  ----------   -------------
Sex: [_] Male    Date of Birth          Social Security Number                                            Primary Phone Number
     [_] Female
                 --------------------   ----------------------------------------------------------------  --------------------------

E-Mail Address                                                  Relationship to Owner

-------------------------------------------------------------   --------------------------------------------------------------------
Form of ID: [_]  U.S. Driver's License   [_] Passport           Country of Legal Residence                Country of Citizenship
            [_]  Government Issued Photo ID
                                                                ---------------------------------------   --------------------------
Issuer of ID                            ID Number                      ID Issue Date (if any)             ID Expiration Date

-------------------------------------   ----------------------------   --------------------------------   --------------------------
Name of Employer                                                       Position/Title

---------------------------------------------------------------------  -------------------------------------------------------------
Employer Street Address                    Employer City                                                  State        Zip

-----------------------------------------  ------------------------------------------------------------   ----------   -------------
Are you or an immediate family member associated with a FINRA member firm?     [_] Yes  [_] No

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE, MAY INCREASE OR DECREASE,WHEN BASED ON THE
INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
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PPS-APP-9-08                         Page 1                       MPP (09/08) eF

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SECTION II - ANNUITANT For all IRA Tax Market selections, the Annuitant must be the Owner.

First Name                              Middle Name                                     Last Name

-------------------------------------   ----------------------------------------------  --------------------------------------------
Permanent Street Address: [_] Same as Owner        [_] Same as Joint Owner

Permanent Street Address                   City                                                           State        Zip

-----------------------------------------  ------------------------------------------------------------   ----------   -------------
Social Security Number      Date of Birth                  Sex: [_] Male        Relationship to Owner(s)
                                                                [_] Female
------------------------    ----------------------------                        ----------------------------------------------------

SECTION III - BENEFICIARY / BENEFICIARIES

     If there are Joint Owners, the surviving Owner is the Primary Beneficiary and the beneficiaries listed below will be considered contingent beneficiaries.

[_]  Check here if the surviving Owner should NOT be considered the Primary Beneficiary upon either Owner' death.

                                                                                                                          Percentage
Beneficiary                              Name (First, Middle, Last)   Date of Birth   Relationship to   Social Security      of
    Type                                                               (mm/dd/yyyy)        Owner             Number       Proceeds
--------------------------------------   --------------------------   -------------   ---------------   ---------------   ----------
     Primary

[_]  Primary
[_]  Contingent

[_]  Primary
[_]  Contingent

[_]  Primary
[_]  Contingent

SECTION IV - CONTRACT APPLIED FOR Subject to current availability.

Class Selection                                                 Tax Market
[_] B Class          [_] R Class     [_] B Plus Class           [_] Non-Qualified        [_] Traditional IRA            [_] Roth IRA
[_] L Class          [_] C Class                                [_] Decedent IRA         [_] Non-Qualified Decedent

    If B Plus is chosen, provide the Bonus Disclosure Form.         If Non-Qualified Decedent or Decedent IRA is chosen, complete appropriate Inherited Election Form.

Optional Riders (Available at time of application only. There are additional charges for Optional Riders listed below.)

LIVING BENEFIT RIDERS (MAXIMUM ONE)                                       DEATH BENEFIT RIDERS (MAXIMUM ONE)
[_] GMIB (Guaranteed Minimum Income Benefit)                              If no selection is made, the Standard Death Benefit will
[_] GMIB Plus (Guaranteed Minimum Income Benefit Plus) (2008)             be provided at no additional charge.
[_] GWB (Guaranteed Withdrawal Benefit)                                   [_] Annual Step Up Death Benefit
[_] Single Life - MetLife Lifetime Withdrawal Guarantee(SM) (LWG) (2008)  [_] Enhanced Death Benefit (2008)
[_] Joint Life - MetLife Lifetime Withdrawal Guarantee(SM) (LWG) (2008)
[_] GMAB (Guaranteed Minimum Accumulation Benefit)                            Enhanced Death Benefit may only be elected with GMIB
                                                                              Plus (2008) or without an optional living benefit
                                                                              rider. EDB only available with B, R and L Class in WA.
    GWB is the only living benefit rider available to Decedent IRAs.
    No living benefit riders are available with Non-Qualified             OTHER RIDERS If EPB is chosen, complete EPB form.
    Decedent.                                                             [_] EPB (Earnings Preservation Benefit)
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PPS-APP-9-08                         Page 2                       MPP (09/08) eF

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SECTION V - EXISTING INSURANCE AND ANNUITIES/REPLACEMENT

(A) DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS?                                  [_] Yes [_] No

(B) WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?  [_] Yes [_] No

     Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

     If YES TO EITHER, ensure that any applicable disclosure and replacement forms are attached.

SECTION VI - PAYMENT INFORMATION For new drafts, complete the Electronic Payment Account Agreement form.

SOURCE OF FUNDS: Enter the appropriate letter from the sources listed below in the DETAILS box of the Payment Chart.

     If Money Market Account was funded with Mutual Funds within last six months, select Mutual Fund as source.

(A) Annuity (including 403(b))             (F) Life Insurance                      (K) Real Estate
(B) Bonds                                  (G) Loan                                (L) Savings
(C) Certificate of Deposit                 (H) Money Market Account                (M) Stocks
(D) Discretionary Income (Salary /Bonus)   (I) Mutual Fund (including 403(b)(7))   (N) Other
(E) Endowment                              (J) Pension Assets

TAX MARKET OF FUNDS: Enter the appropriate number from the tax markets listed below in the Details box of the Payment Chart.

(1) Qualified Plan (401(a), 401(k), Keogh, Pension Plan, etc.)   (3) Roth IRA     (5) 403(a), 403(b), 403(b)(7)
(2) Traditional IRA, SEP IRA, SAR-SEP IRA                        (4) SIMPLE IRA   (6) Non-Qualified

#      Payment Type            Delivery Method                                             Details
---------------------   -----------------------------   ----------------------------------------------------------------------------
1   [_] Transfer        [_] Payment with Application    AMOUNT ______________________________   SOURCE OF FUNDS ____________________
    [_] Rollover        [_] Transfer with Application   SOURCE (IF OTHER) ___________________   TAX MARKET OF FUNDS ________________
    [_] 1035 Exchange   [_] Electronic Payment          IF SOURCE IS ENDOWMENT: Maturity Date ______________________________________
    [_] Contribution                                    FOR IRA CONTRIBUTIONS: Tax Year ____________________________________________

2   [_] Transfer        [_] Payment with Application    AMOUNT ______________________________   SOURCE OF FUNDS ____________________
    [_] Rollover        [_] Transfer with Application   SOURCE (IF OTHER) ___________________   TAX MARKET OF FUNDS ________________
    [_] 1035 Exchange   [_] Electronic Payment          IF SOURCE IS ENDOWMENT: Maturity Date ______________________________________
    [_] Contribution                                    FOR IRA CONTRIBUTIONS: Tax Year ____________________________________________

3   [_] Transfer        [_] Payment with Application    AMOUNT ______________________________   SOURCE OF FUNDS ____________________
    [_] Rollover        [_] Transfer with Application   SOURCE (IF OTHER) ___________________   TAX MARKET OF FUNDS ________________
    [_] 1035 Exchange   [_] Electronic Payment          IF SOURCE IS ENDOWMENT: Maturity Date ______________________________________
    [_] Contribution                                    FOR IRA CONTRIBUTIONS: Tax Year ____________________________________________

4   [_] Transfer        [_] Payment with Application    AMOUNT ______________________________   SOURCE OF FUNDS ____________________
    [_] Rollover        [_] Transfer with Application   SOURCE (IF OTHER) ___________________   TAX MARKET OF FUNDS ________________
    [_] 1035 Exchange   [_] Electronic Payment          IF SOURCE IS ENDOWMENT: Maturity Date ______________________________________
    [_] Contribution                                    FOR IRA CONTRIBUTIONS: Tax Year ____________________________________________
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PPS-APP-9-08                            Page 3                    MPP (09/08) eF

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SECTION VII - STATE DISCLOSURES / CERTIFICATION AND SIGNATURES

                                STATE DISCLOSURES

(A) IMPORTANT STATE NOTICES:

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

(B) STATE FRAUD STATEMENTS:

ARKANSAS, LOUISIANA, AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of crime and may be subject to civil fines and criminal penalties.

OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

PPS-APP-9-08                            Page 4                    MPP (09/08) eF

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STATEMENT OF OWNER(S): I/WE

..    hereby represent my/our answers to the above questions to be correct and true to the best of my/our knowledge and belief.

..    have received the current prospectus for the Preference Premier(SM) and all required underlying fund prospectuses.

..    understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.

..    acknowledge that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto. I/We have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me/us that I/we consult my/our own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.

..    understand that I/we should notify Metropolitan Life Insurance Company if any information contained in this application should change.

..    certify that the Class Selection and Optional Rider(s) meet(s) the needs of my/our current investment objectives and risk tolerance.

Under penalties of perjury, I, the Owner, certify that:

..    The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because

     (a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends.

          OR

     (b)  the IRS has notified me that I am not subject to backup withholding.

          (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING
          INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

..    I am a U.S. citizen or a U.S. resident alien for tax purposes.

     (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM
     W-8BEN).

     The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

I/WE HAVE READ THE STATE FRAUD STATEMENT AND/OR IMPORTANT STATE NOTICE IN SECTION VII APPLICABLE TO ME/US.

     CITY & STATE WHERE THE APPLICATION IS SIGNED

     -------------------------------------------------------------------------------------------------------------------------------

     OWNER SIGNATURE                                                                                            Date

     --------------------------------------------------------------------------------------------------------   --------------------

     JOINT OWNER SIGNATURE                                                                                      Date

     --------------------------------------------------------------------------------------------------------   --------------------

     ANNUITANT SIGNATURE                                                                                        Date

     --------------------------------------------------------------------------------------------------------   --------------------

STATEMENT OF PRODUCER

All answers are correct to the best of my knowledge. I have delivered a current Preference Premier(SM) variable annuity prospectus and all required underlying fund prospectuses and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly FINRA registered and licensed in the state where the Proposed
Owner signed this application.

Does the Owner have existing life insurance policies or annuity contracts?                                            [_] Yes [_] No

Do you have reason to believe that the replacement or change of any existing life insurance policies and annuity      [_] Yes [_] No
contracts may be involved?

     PRODUCER SIGNATURE
                                                                                                                Date

     --------------------------------------------------------------------------------------------------------   --------------------

     PRINTED PRODUCER NAME                                                         STATE LICENSE NUMBER         PHONE NUMBER

     ---------------------   --------------------------   ----------------------   --------------------------   --------------------
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PPS-APP-9-08                            Page 5                    MPP (09/08) eF